UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2013

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton, Bermuda		HM 11
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +1 441 295 5950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On February 11, 2013, in connection with the Offering (as defined in Item 7.01 below), Kosmos Energy Ltd. (the “Company”) announced that it estimates that as of the year ended December 31, 2012, the Company had approximately $515 million in cash and cash equivalents and approximately $600 million in combined available borrowing capacity under the Company’s revolving credit facility and commercial debt facility.

The Company’s estimate of its cash and cash equivalents and combined available borrowing capacity as of December 31, 2012 is an estimate prepared by management in good faith based upon internal reporting and expectations as of December 31, 2012. This estimate is preliminary, unaudited, and may be revised as a result of management’s further review of the Company’s results. The Company has not completed the normal year-end procedures as of December 31, 2012, and there can be no assurance that the Company’s final results will not differ from this estimate. Any such changes could be material. In addition, during the course of the preparation of the Company’s audited consolidated financial statements and related notes as of and for the year ended December 31, 2012, the Company may identify items that would require it to make material adjustments to this estimated financial information.

The information contained herein is being furnished, not filed, pursuant to Item 2.02. Accordingly, this information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01      Regulation FD

On February 11, 2013, the Company announced that it had commenced a registered underwritten public offering of common shares (the “Offering”), all of which will be offered by existing shareholders and certain officers and directors of the Company. A press release announcing the Offering is contained in Exhibit 99.1 hereto, which exhibit is incorporated by reference into this Item 7.01.

The information contained herein is being furnished, not filed, pursuant to Item 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01      Other Items

On February 11, 2013, in connection with the Offering, the Company also provided the following information with respect to its business and operations:

•                  During 2012, the Company had six liftings of crude oil from the Jubilee Field.

•                  Oil production from the Jubilee Field exited 2012 with production of approximately 110,000 barrels of oil per day.

•                  In November 2012, the Company submitted a declaration of commerciality and plan of development (“PoD”) over the Tweneboa, Enyenra, Ntomme (“TEN”) discoveries on the Deepwater Tano Block offshore Ghana (“DT Block”). The PoD for TEN plans for a flexible and expandable development, with an initial base capacity of 80,000 barrels of oil per day. The final development concept is subject to approval from the government of Ghana.

•                  Drilling of the Okure-1 exploration well on the DT Block was completed in December 2012. The well encountered non-commercial reservoirs and accordingly was plugged and abandoned. Total well related costs incurred from inception will be reflected in exploration expenses in the Company’s consolidated financial statements for the year ended December 31, 2012.

•                  The Sapele-1 exploration well on the DT Block was spud in December 2012. The well, which is targeting multiple Turonian-aged reservoirs, is being drilled in a water depth of approximately 1,840 meters. Drilling at the well has reached a depth of approximately 3,900 meters. The primary target encountered a high-quality water-bearing reservoir.  Drilling operations at Sapele-1 are continuing to additional reservoir intervals, with total depth for the well planned to be approximately 4,100 meters. The well is expected to reach its total depth in the first quarter of 2013.

•                  The Sipo-1 exploration well on the Ndian River Block is expected to be spud in February 2013. The well is expected to reach its target depth in the first quarter of 2013.

•                  In January 2013, the Company relinquished the discovery area associated with the Banda discovery on the West Cape Three Points (“WCTP”) Block, as the Company does not consider this discovery to be commercially viable following additional seismic evaluation and interpretation. This relinquishment is not expected to impact the Company’s consolidated financial statements for the quarter ended March 31, 2013, as the Company has previously written off the unsuccessful well costs associated with the Banda-1 exploration well as exploration expenses.

•                  In September 2012, the Company exercised its option under the reconnaissance contract covering the Tarhazoute Offshore area offshore Morocco to enter into a petroleum agreement for this area. The Company anticipates that it will be the operator of the license under this petroleum agreement and hold a 75% participation interest.

On February 11, 2013, in connection with the Offering, the Company also announced that Netherland Sewell & Associates, Inc., the Company’s independent reserve engineering firm (“NSAI”), estimates that as of December 31, 2012 (i) the Company’s proved reserves were comprised of 42 million barrels of oil and 9 billion cubic feet of natural gas, totaling 43 million barrels of oil equivalent, and (ii) the Company’s proved developed reserves were 33 million barrels of oil equivalent, and proved undeveloped reserves were 10 million barrels of oil equivalent.

Filed as Exhibit 23.1 to this Current Report on Form 8-K is the consent of Netherland, Sewell & Associates Inc., independent reserve engineering firm, to (i) the incorporation by reference of certain reserve information in this Item 8.01 of this Current Report on Form 8-K into the Company’s Registration Statement on Form S-3 (Registration No. 333-182280) (the “Registration Statement”), and prospectus supplement and accompanying prospectus forming part of the Registration Statement, in each case relating to the Offering, and (ii) the use of such information in the aforementioned prospectus supplement and accompanying prospectus.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  The Company’s estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although the Company believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to the Company. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in the Company’s other filings with the U.S. Securities and Exchange Commission.  The Company undertakes no obligation and does not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Other Exhibits

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Netherland, Sewell & Associates Inc.
99.1	Press Release dated February 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 11, 2013

KOSMOS ENERGY LTD.

By:	/s/ W. Greg Dunlevy
W. Greg Dunlevy
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Netherland, Sewell & Associates Inc.
99.1	Press Release dated February 11, 2013.